UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2008
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	26-1531856 (IRS Employer Identification Number)
4500 Dorr Street, Toledo, Ohio 43615
(Address of principal executive offices) (Zip Code)
(419) 535-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Explanatory Note
Dana Holding Corporation is filing this amendment to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 19, 2008 (the “Prior Report”), to refile Exhibit 3.2 in order to provide the correct version of our amended Bylaws. All other information included in the Prior Report is unchanged.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following item is filed with this report.

Exhibit No.	Description

3.2	Bylaws of Dana Holding Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: February 4, 2008	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.2	Bylaws of Dana Holding Corporation

4